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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A
                                 AMENDMENT NO.1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 21, 1999


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                     0-21802                34-1741211
 (STATE OR OTHER JURISDICTION         (COMMISSION            (IRS EMPLOYER
       OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NO.)


           3450 W. CENTRAL AVENUE, SUITE 328
                     TOLEDO, OHIO                                 43606
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)(i) On September 21, 1999, McGladrey & Pullen, LLP, the Registrant's certifying accountant, resigned as the certifying accountant for the Registrant by so notifying the Registrant in writing. A copy of the letter of resignation is attached hereto as Exhibit 16.1.

(a)(1)(ii) McGladrey & Pullen, LLP issued, for the periods ended December 31, 1997 and 1998, an unqualified opinion, without qualification, disclaimer, adverse opinion or any uncertainties.

(a)(1)(iii) McGladrey & Pullen, LLP voluntarily resigned as the certifying accountant for the Registrant. Neither the Registrant, nor its Board of Directors or any committee thereof made a decision to change accountants.

(a)(1)(iv) There were no disagreements with McGladrey & Pullen, LLP during the Registrant's two most recent fiscal years and subsequent interim periods on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

(a)(1)(v) There have been no reportable events within the Registrant's two most recent fiscal years and subsequent interim periods.


ITEM 7.           EXHIBITS

16.1              Letter of McGladrey & Pullen, LLP dated September 21, 1999.

16.2              Letter of McGladrey & Pullen, LLP dated September 24, 1999.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        N-VIRO INTERNATIONAL CORPORATION


Dated:       September 28, 1999             By:     /s/ James K. McHugh
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                                                  James K. McHugh
                                                  Chief Financial Officer